                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,042,650,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-BC3

                                  [SURF LOGO]

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                                SEPTEMBER 7, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC3

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                  DEAL NAME             DATA
COLLATERAL CHARACTERISTICS   WA NET RATE             %     6.743
                                                     %     6.203 with MI fees

MI DATA                      MI FLAG               Y/N  Y
                             % OF POOL COVERED       %     25.52 Covered down to 60%
                             EFFECTIVE LTV           %     74.37

WA DTI                                                     40.72

DTI DISTRIBUTION             DTI      <10.00         %     0.359
                             DTI 10.00-19.99         %     1.671
                             DTI 20.00-29.99         %     8.889
                             DTI 30.00-39.99         %    27.719
                             DTI 40.00-49.99         %    56.203
                             DTI 50.00-59.99         %     5.159
                             DTI 60.00-69.99         %

                                                        DATA                             DATA
LOAN BALANCE DISTRIBUTION    $ 0-25,000          # & %       298                         0.566
                             $ 25,001-50,000     # & %       845                         2.896
                             $ 50,001-75,000     # & %       778                         4.519
                             $ 75,001-100,000    # & %       806                         6.553

ORIGINATORS                      >5%                    Wilmington                       44.87%
                                                        Fremont                          10.77%
                                                        No other seller less than 10%

PERCENTAGE BY RANGE             LOANS WITHOUT MI
                                      FICOs

LTVs

                          <450        451-500   501-550   551-600   601-650   651-700   701-750         >750
                     -------------    -------   -------   -------   -------   -------   -------   ----------------
       <20                0.00          0.00      0.01      0.39      2.97      2.49      0.91           0.23
     20-30                0.00          0.00      0.05      0.12      0.12      0.05      0.02           0.00
     30-40                0.00          0.00      0.10      0.20      0.06      0.02      0.00           0.00
     40-50                0.00          0.00      0.24      0.46      0.28      0.02      0.02           0.00
     50-60                0.00          0.01      0.43      0.77      0.42      0.11      0.00           0.00
     60-70                0.00          0.05      1.43      2.50      1.82      0.39      0.06           0.00
     70-80                0.00          0.02      3.97     11.26     20.49     11.26      3.72           0.95
     80-90                0.00          0.00      1.72      1.42      0.75      0.22      0.01           0.00
     90-100               0.00          0.00      0.00      0.20      1.29      0.39      0.01           0.00
       >100

                                 LOANS WITH MI
                                      FICOs

LTVs

                          <450        451-500   501-550   551-600   601-650   651-700   701-750         >750
                     -------------    -------   -------   -------   -------   -------   -------   ----------------
       <20
     20-30
     30-40
     40-50
     50-60
     60-70
     70-80
     80-90                0.00          0.00      0.96      8.32      9.51      1.83      0.13           0.00
     90-100               0.00          0.00      0.00      0.82      3.40      0.51      0.03           0.00
       >100

LOAN COUNT                      LOANS WITHOUT MI
                                      FICOs

LTVs

                          <450        451-500   501-550   551-600   601-650   651-700   701-750         >750
                     -------------    -------   -------   -------   -------   -------   -------   ----------------
       <20                 0             0          1        97        698      531       195            48
     20-30                 0             0          6        22         33       20         3             0
     30-40                 0             0         11        20          7        2         1             2
     40-50                 0             0         21        36         16        1         1             0
     50-60                 0             1         30        46         24        4         0             0
     60-70                 0             4         86       147         97       16         3             1
     70-80                 0             1        253       635       1175      606       201            49
     80-90                 0             0        121        97         47       12         1             0
     90-100                0             0          0        19         90       24         1             0
       >100
       #

                                 LOANS WITH MI
                                      FICOs

LTVs

                          <450        451-500   501-550   551-600   601-650   651-700   701-750         >750
                     -------------    -------   -------   -------   -------   -------   -------   ----------------
       <20
     20-30
     30-40
     40-50
     50-60
     60-70
     70-80
     80-90                 0             0         66       521       496        89        4              0
     90-100                0             0          0        53       245        38        1              0
       >100

                                   NUMBER OF                  AVG. LOAN                                                    % OWNER
    PRODUCT TYPE       WA IO TERM    LOANS     LOAN BALANCE    BALANCE    % OF TOTAL IO  % OF TOTAL POOL  WA FICO  WA LTV  OCCUPIED
2/28 ARM 24 MONTH IO           24         33    7,200,430.28  218,194.86           2.07             0.67      641   83.64    100.00
2/28 ARM 36 MONTH IO
2/28 ARM 60 MONTH IO           60       1083  282,136,049.63  260,513.43          81.06            26.34      636   80.38     99.76
2/28 ARM 120 MONTH IO         120          7    2,261,999.17  323,142.74           0.65             0.21      640   79.97    100.00
3/27 ARM 24 MONTH IO
3/27 ARM 36 MONTH IO           36          7    1,747,486.05  249,640.86           0.50             0.16      637   80.65    100.00
3/27 ARM 60 MONTH IO           60        187   46,414,644.96  248,206.66          13.33             4.33      640   81.93    100.00
5/25 ARM 60 MONTH IO           60          9    2,434,713.26  270,523.70           0.70             0.23      668   81.67    100.00
    30 FIXED IO                60         22    5,023,585.26  228,344.78           1.44             0.47      621   78.48     97.06
    15 FIXED IO
      OTHER IO                111          6      859,950.00  143,325.00           0.25             0.08      656   79.99    100.00
                              ---       ----  --------------  ----------         ------            -----      ---   -----    ------
      TOTALS:                  60       1354  348,078,858.61  257,074.49         100.00            32.50      637   80.63     99.77
                              ===       ====  ==============  ==========         ======            =====      ===   =====    ======

                                      %
    PRODUCT TYPE       % PURCHASE  INVESTOR   WA DTI  % FULL DOC
2/28 ARM 24 MONTH IO        52.17       0.00   40.91       45.99
2/28 ARM 36 MONTH IO
2/28 ARM 60 MONTH IO        50.35       0.12   41.42       41.30
2/28 ARM 120 MONTH IO       74.71       0.00   42.92        0.00
3/27 ARM 24 MONTH IO
3/27 ARM 36 MONTH IO        55.71       0.00   44.69      100.00
3/27 ARM 60 MONTH IO        42.06       0.00   40.50       51.19
5/25 ARM 60 MONTH IO        67.49       0.00   34.04       55.84
    30 FIXED IO             12.59       2.94   37.52       73.21
    15 FIXED IO
      OTHER IO              84.93       0.00   40.27       10.98
                            -----       ----   -----      ------
      TOTALS:               49.13       0.14   41.21       43.23
                            =====       ====   =====      ======

                              INITIAL PERIODIC CAPS

    PRODUCT TYPE       1.00%     1.50%         2.00%      2.50%       3.00%      3.50%  4.00%  4.50%     5.00%
2/28 ARM 24 MONTH IO       -    355,471.92             -      -    6,844,958.36      -      -      -             -
2/28 ARM 36 MONTH IO
2/28 ARM 60 MONTH IO       -  2,052,392.43  1,761,375.73      -  278,322,281.47      -      -      -             -
2/28 ARM 120 MONTH IO      -             -    522,800.00      -    1,739,199.17      -      -      -             -
3/27 ARM 24 MONTH IO
3/27 ARM 36 MONTH IO       -  1,085,166.05             -      -      662,320.00      -      -      -             -
3/27 ARM 60 MONTH IO       -    828,000.00    309,440.21      -   45,277,204.75      -      -      -             -
5/25 ARM 60 MONTH IO       -    136,000.00    215,629.14      -      105,877.00      -      -      -  1,977,207.12
    OTHER IO                                                                                            730,350.00
                                                                                                      ------------